UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 9, 2007 (April 9, 2007)

T-3 ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	Commission	76-0697390
(State or other jurisdiction of incorporation or organization)	File No.: 000-19580	(IRS Employer Identification No.)

7135 Ardmore, Houston, Texas 77054

(Address of principal executive offices and zip code)

(713) 996-4110

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 9, 2007, T-3 Energy Services, Inc. (the “Company”) issued a press release containing a first quarter 2007 financial update. The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference. The information contained in Exhibit 99.1 shall be deemed “filed” for the purposes of the Securities and Exchange Act of 1934, as amended, and shall be deemed incorporated by reference into any registration statement or other filing pursuant to the Securities Act of 1933, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release issued April 9, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T-3 Energy Services, Inc.

By:	/s/ Michael T. Mino
Michael T. Mino
Chief Financial Officer and Vice President

Date:	April 9, 2007

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INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release issued April 9, 2007.

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